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                                                                  EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 10, 1998 included in American Real Estate Investment Corporation's Form 10-KSB for the year ended December 31, 1997 (and to all references to our Form) included in this Registration Statement on Form S-8 of American Real Estate Investment Corporation.


                                         /s/ Arthur Andersen LLP

Philadelphia, Pa.
  January 13, 1999